Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
December 31, 2011

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and for the fiscal year ended December 31, 2011 (when available).

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary - Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	7
Major Tenants	8
Lease Expirations as of December 31, 2011	9
Leasing Activity	10

Financial Data:

Consolidated Balance Sheets	11
Consolidated Statements of Operations	12
FFO and FAD Analysis	14
Unconsolidated Joint Venture Information	15
Debt Outstanding Summary	17
Future Scheduled Principal Payments	18
Senior Unsecured Notes Financial Covenants	18

Investor Information	19

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Geographic Diversification

As of December 31, 2011

State	# of Centers	GLA	% of GLA

South Carolina	5	1,576,873	15%
Pennsylvania	3	874,422	8%
New York	1	729,736	7%
Georgia	2	665,780	6%
Texas	2	619,729	6%
Delaware	1	568,975	5%
Alabama	1	557,228	5%
North Carolina	3	505,242	5%
New Jersey	1	489,762	4%
Michigan	2	437,202	4%
Tennessee	1	419,038	4%
Ohio	1	409,820	4%
Missouri	1	302,922	3%
Utah	1	298,379	3%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	2%
Oregon	1	270,212	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Maryland	1	199,243	2%
Florida	1	198,877	2%
California	1	171,300	2%
Maine	2	82,286	1%
Total (1)	36	10,723,847	100%

(1)
Excludes one 265,086 square foot center in Wisconsin Dells, Wisconsin and one 159,391 square foot center in Cookstown, Ontario, of which Tanger owns a 50% interest through joint venture arrangements. Also, excludes one 656,788 square foot shopping center and one 29,253 square foot warehouse in Deer Park, New York, of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 12/31/11	% Occupied 12/31/11	% Occupied 9/30/11	% Occupied 6/30/11	% Occupied 3/31/11	% Occupied 12/31/10
Riverhead, NY	729,736	99%	99%	100%	98%	100%
Rehoboth Beach, DE	568,975	100%	99%	98%	99%	99%
Foley, AL	557,228	97%	96%	98%	98%	99%
Atlantic City, NJ (2)	489,627	99%	99%	N/A	N/A	N/A
San Marcos, TX	441,929	100%	100%	97%	95%	100%
Myrtle Beach Hwy 501, SC	425,247	99%	98%	99%	92%	94%
Sevierville, TN	419,038	100%	100%	100%	100%	100%
Jeffersonville, OH (3)	409,820	99%	99%	99%	N/A	N/A
Myrtle Beach Hwy 17, SC	402,791	99%	99%	97%	96%	100%
Washington, PA	372,972	99%	99%	99%	99%	99%
Commerce II, GA	370,512	100%	100%	99%	99%	100%
Charleston, SC	365,107	99%	99%	93%	92%	100%
Howell, MI	324,632	98%	98%	98%	99%	98%
Mebane, NC	318,910	100%	99%	100%	99%	100%
Branson, MO	302,922	100%	100%	98%	98%	100%
Park City, UT	298,379	100%	100%	100%	100%	100%
Locust Grove, GA	295,268	100%	100%	99%	99%	99%
Westbrook, CT	291,051	100%	98%	98%	92%	99%
Gonzales, LA	282,403	100%	99%	99%	95%	100%
Williamsburg, IA	277,230	99%	99%	97%	96%	93%
Lincoln City, OR	270,212	96%	95%	98%	99%	100%
Lancaster, PA	254,002	100%	100%	100%	98%	95%
Tuscola, IL	250,439	90%	90%	87%	86%	85%
Hershey, PA (4)	247,448	100%	100%	N/A	N/A	N/A
Tilton, NH	245,698	100%	100%	100%	99%	100%
Hilton Head II, SC	206,529	98%	96%	98%	98%	98%
Ocean City, MD (2)	199,243	92%	92%	N/A	N/A	N/A
Fort Myers, FL	198,877	92%	85%	85%	90%	93%
Terrell, TX	177,800	94%	94%	94%	94%	96%
Hilton Head I, SC (5)	177,199	98%	96%	96%	82%	N/A
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,570	96%	100%	100%	98%	98%
Blowing Rock, NC	104,154	100%	100%	100%	100%	100%
Nags Head, NC	82,178	100%	100%	100%	95%	97%
Kittery I, ME	57,667	100%	100%	93%	89%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	10,723,712	99%	98% (1)	98% (1)	97% (1)	98%

Unconsolidated joint venture properties
Deer Park, NY (6)	686,041	90%	89%	88%	85%	86%
Wisconsin Dells, WI	265,086	98%	98%	99%	98%	99%
Cookstown, ON (7)	159,391	100%	N/A	N/A	N/A	N/A

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

(1)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened March 31, 2011 and had not yet stabilized.

(2)	Center acquired in July 2011.

(3)	Center acquired in June 2011.

(4)	Center acquired in September 2011.

(5)	Center opened on March 31, 2011.

(6)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

(7)	Center acquired in December 2011 and located in Ontario, Canada.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Portfolio Occupancy at the End of Each Period (1)

(1)
Excludes one 265,086 square foot center in Wisconsin Dells, WI and one 159,391 square foot center in Cookstown, ON, of which Tanger owns a 50% interest through joint venture arrangements. Also, excludes one 656,788 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, of which Tanger owns a 33.3% interest through a joint venture arrangement.

(2)	Excludes the occupancy rate at our Hilton Head I, SC center which opened during the first quarter of 2011 and has not yet stabilized.

(3)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010 and subsequently sold on July 7, 2010.

(4)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Major Tenants (1)

Ten Largest Tenants As of December 31, 2011
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	79	859,519	8.0%
Phillips-Van Heusen	135	694,559	6.5%
Dress Barn, Inc.	62	379,600	3.5%
Nike	34	364,887	3.4%
Adidas	43	333,792	3.1%
VF Outlet, Inc.	32	323,049	3.0%
Ann Taylor	42	295,371	2.8%
Polo Ralph Lauren	29	286,851	2.7%
Carter's	59	276,641	2.6%
Hanesbrands Direct, LLC	44	250,179	2.3%
Total of All Listed Above	559	4,064,448	37.9%

(1)
Excludes one 265,086 square foot center in Wisconsin Dells, WI and one 159,391 square foot center in Cookstown, ON, of which Tanger owns a 50% interest through joint venture arrangements. Also, excludes one 656,788 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Lease Expirations as of December 31, 2011

(1)    Excludes one 265,086 square foot center in Wisconsin Dells, WI and one 159,391 square foot center in Cookstown, ON, of which Tanger owns a 50% interest through joint venture arrangements. Also, excludes one 656,788 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Leasing Activity (1)

	3/31/2011	6/30/2011	9/30/2011	12/31/2011	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	96	36	15	9	156	126
Gross leasable area	336,269	132,434	52,030	27,321	548,054	431,610
New initial base rent per square foot	$25.90	$27.36	$25.23	$21.42	$25.96	$22.61
Prior expiring base rent per square foot	$19.27	$19.12	$18.78	$19.45	$19.20	$19.70
Percent increase	34.4%	43.1%	34.4%	10.2%	35.3%	14.8%

New straight line base rent per square foot	$28.26	$29.52	$27.30	$23.62	$28.24	$24.18
Prior straight line base rent per square foot	$18.85	$19.00	$18.27	$18.61	$18.82	$19.21
Percent increase	49.9%	55.4%	49.4%	26.9%	50.1%	25.9%

Renewed Space:
Number of leases	180	61	31	35	307	290
Gross leasable area	932,095	259,556	131,880	135,900	1,459,431	1,217,024
New initial base rent per square foot	$20.15	$20.51	$20.60	$17.34	$19.99	$19.17
Prior expiring base rent per square foot	$18.44	$19.32	$20.74	$16.94	$18.66	$18.21
Percent increase	9.3%	6.2%	(0.7)%	2.4%	7.1%	5.3%

New straight line base rent per square foot	$20.73	$21.28	$20.67	$17.68	$20.54	$19.65
Prior straight line base rent per square foot	$17.88	$19.13	$19.79	$16.70	$18.16	$18.00
Percent increase	16.0%	11.3%	4.4%	5.9%	13.1%	9.2%

Total Re-tenanted and Renewed Space:
Number of leases	276	97	46	44	463	416
Gross leasable area	1,268,364	391,990	183,910	163,221	2,007,485	1,648,634
New initial base rent per square foot	$21.67	$22.83	$21.91	$18.02	$21.62	$20.07
Prior expiring base rent per square foot	$18.66	$19.25	$20.19	$17.36	$18.81	$18.60
Percent increase	16.1%	18.6%	8.5%	3.8%	15%	7.9%

New straight line base rent per square foot	$22.73	$24.06	$22.54	$18.68	$22.64	$20.84
Prior straight line base rent per square foot	$18.14	$19.08	$19.36	$17.02	$18.34	$18.31
Percent increase	25.3%	26.1%	16.4%	9.8%	23.4%	13.8%

(1)
Excludes one 265,086 square foot center in Wisconsin Dells, WI and one 159,391 square foot center in Cookstown, ON, of which Tanger owns a 50% interest through joint venture arrangements. Also, excludes one 656,788 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Consolidated Balance Sheets (dollars in thousands)

	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Assets
Rental property
Land	$148,002	$148,002	$144,329	$141,577	$141,577
Buildings	1,764,494	1,747,149	1,560,920	1,441,260	1,411,404
Construction in progress	3,549	1,800	3,367	2,590	23,233
Total rental property	1,916,045	1,896,951	1,708,616	1,585,427	1,576,214
Accumulated depreciation	(512,485)	(494,518)	(477,687)	(462,942)	(453,145)
Total rental property - net	1,403,560	1,402,433	1,230,929	1,122,485	1,123,069
Cash and cash equivalents	7,894	3,694	18,438	731	5,758
Rental property held for sale	—	—	—	—	723
Investments in unconsolidated joint ventures, net	28,481	9,447	4,592	5,861	6,386
Deferred lease costs and other intangibles, net	120,636	120,933	56,166	32,704	33,777
Deferred debt origination costs, net	8,861	6,327	6,783	7,165	7,593
Prepaids and other assets	52,383	50,856	50,681	49,298	39,628
Total assets	$1,621,815	$1,593,690	$1,367,589	$1,218,244	$1,216,934
Liabilities and equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$547,763	$547,698	$554,644	$554,670	$554,616
Senior, unsecured bridge loan	—	150,000	150,000	—	—
Unsecured note, net of discount	9,308	—	—	—	—
Mortgages payable, including premiums	111,379	112,235	—	—	—
Unsecured lines of credit	357,092	172,300	182,000	166,300	160,000
Total debt	1,025,542	982,233	886,644	720,970	714,616
Construction trade payables	13,656	19,331	27,333	30,984	31,831
Accounts payable & accruals	37,757	44,127	27,129	33,503	31,594
Other liabilities	16,428	16,249	16,170	16,409	16,998
Total liabilities	1,093,383	1,061,940	957,276	801,866	795,039
Commitments and Contingencies
Equity
Tanger Factory Outlet Centers, Inc. equity
Common shares	867	867	813	813	810
Paid in capital	720,073	718,318	607,756	606,121	604,359
Accumulated distributions in excess of net income	(261,913)	(257,930)	(253,213)	(246,372)	(240,024)
Accumulated other comprehensive income	1,535	1,516	1,683	1,754	1,784
Equity attributable to Tanger Factory Outlet Centers, Inc.	460,562	462,771	357,039	362,316	366,929
Equity attributable to noncontrolling interests:
Noncontrolling interests in Operating Partnership	61,027	61,344	53,274	54,062	54,966
Noncontrolling interest in other consolidated partnerships	6,843	7,635	—	—	—
Total equity	528,432	531,750	410,313	416,378	421,895
Total liabilities and equity	$1,621,815	$1,593,690	$1,367,589	$1,218,244	$1,216,934

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	12/31/11	12/31/10
Revenues
Base rentals	$58,007	$55,018	$48,393	$46,219	$46,654	$207,637	$178,976
Percentage rentals	3,872	2,684	1,137	1,391	3,651	9,084	7,914
Expense reimbursements	24,826	22,973	20,616	21,205	22,540	89,620	80,627
Other income	2,435	2,568	1,955	1,924	2,648	8,882	8,786
Total revenues	89,140	83,243	72,101	70,739	75,493	315,223	276,303
Expenses
Property operating	27,192	25,181	23,765	24,108	26,224	100,246	92,898
General & administrative	8,237	7,943	7,185	6,767	6,721	30,132	24,553
Acquisition costs	217	978	974	567	82	2,736	82
Abandoned development costs	—	—	—	158	—	158	365
Impairment charge	—	—	—	—	—	—	735
Depreciation and amortization	25,228	22,964	17,858	17,965	17,651	84,015	78,039
Total expenses	60,874	57,066	49,782	49,565	50,678	217,287	196,672
Operating income	28,266	26,177	22,319	21,174	24,815	97,936	79,631
Interest expense	(12,386)	(11,958)	(10,713)	(10,325)	(9,454)	(45,382)	(34,120)
Loss on early extinguishment of debt	—	—	—	—	—	—	(563)
Loss on termination of derivatives	—	—	—	—	—	—	(6,142)
Income before equity in losses of unconsolidated joint ventures	15,880	14,219	11,606	10,849	15,361	52,554	38,806
Equity in losses of unconsolidated joint ventures	(742)	(27)	(764)	(32)	(270)	(1,565)	(464)
Income from continuing operations	15,138	14,192	10,842	10,817	15,091	50,989	38,342
Discontinued operations	—	—	—	—	5	—	(98)
Net income	15,138	14,192	10,842	10,817	15,096	50,989	38,244
Noncontrolling interests in Operating Partnership	(1,787)	(1,730)	(1,420)	(1,419)	(1,507)	(6,356)	(3,995)
Noncontrolling interests in other consolidated partnerships	6	2	—	—	—	8	—
Net income attributable to the Company	13,357	12,464	9,422	9,398	13,589	44,641	34,249
Less applicable preferred share dividends	—	—	—	—	(1,078)	—	(5,297)
Less original issuance costs related to redeemed preferred shares	—	—	—	—	(2,539)	—	(2,539)
Allocation to participating securities	(163)	(164)	(165)	(192)	(144)	(684)	(598)
Net income available to common shareholders	$13,194	$12,300	$9,257	$9,206	$9,828	$43,957	$25,815

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

	Three Months Ended					YTD
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	12/31/11	12/31/10
Basic earnings per common share:
Income from continuing operations	$0.15	$0.14	$0.11	$0.11	$0.12	$0.53	$0.32
Discontinued operations	—	—	—	—	—	—	—
Net income	$0.15	$0.14	$0.11	$0.11	$0.12	$0.53	$0.32
Diluted earnings per common share:
Income from continuing operations	$0.15	$0.14	$0.11	$0.11	$0.12	$0.52	$0.32
Discontinued operations	—	—	—	—	—	—	—
Net income	$0.15	$0.14	$0.11	$0.11	$0.12	$0.52	$0.32
Weighted average common shares:
Basic	85,891	85,171	80,483	80,353	80,256	83,000	80,187
Diluted	86,917	85,992	81,104	80,552	80,445	84,129	80,390

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

FFO and FAD Analysis (dollars and shares in thousands)

	Three Months Ended					YTD
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	12/31/11	12/31/10
Funds from operations:
Net income	$15,138	$14,192	$10,842	$10,817	$15,096	$50,989	$38,244
Adjusted for -
Depreciation and amortization uniquely significant to real estate - wholly-owned discontinued operations	—	—	—	—	—	—	87
Depreciation and amortization uniquely significant to real estate - wholly-owned	25,019	22,763	17,686	17,807	17,508	83,275	77,526
Depreciation and amortization uniquely significant to real estate - joint ventures	1,553	1,280	1,336	1,306	1,312	5,475	5,146
Impairment charges	—	—	—	—	—	—	846
Funds from operations	41,710	38,235	29,864	29,930	33,916	139,739	121,849
Preferred share dividends	—	—	—	—	(1,078)	—	(5,297)
Original issuance costs related to redeemed preferred shares	—	—	—	—	(2,539)	—	(2,539)
FFO attributable to noncontrolling interests in other consolidated partnerships	(18)	(19)	—	—	—	(37)	—
Allocation to participating securities	(345)	(320)	(264)	(310)	(242)	(1,240)	(939)
Funds from operations available to common shareholders	$41,347	$37,896	$29,600	$29,620	$30,057	$138,462	$113,074
Funds from operations per share	$0.42	$0.39	$0.32	$0.32	$0.32	$1.44	$1.22
Funds available for distribution to common shareholders:
Funds from operations	$41,347	$37,896	$29,600	$29,620	$30,057	$138,462	$113,074
Adjusted for -
Original issuance costs related to redeemed preferred shares	—	—	—	—	2,539	—	2,539
Corporate depreciation excluded above	209	201	172	158	143	740	513
Amortization of finance costs	603	592	482	466	370	2,143	1,286
Amortization of net debt discount (premium)	(262)	(97)	22	23	(372)	(314)	(175)
Loss on early extinguishment of debt	—	—	—	—	—	—	563
Loss on termination of derivatives	—	—	—	—	—	—	6,142
Amortization of share-based compensation	1,756	1,887	1,615	1,798	1,515	7,056	5,455
Straight line rent adjustment	(787)	(1,009)	(1,240)	(793)	(506)	(3,829)	(2,676)
Market rent adjustment	(176)	79	(202)	(155)	(374)	(454)	(950)
2nd generation tenant allowances	(2,796)	(5,766)	(2,979)	(2,443)	(5,145)	(13,984)	(12,991)
Capital improvements	(1,181)	(3,419)	(4,334)	(1,598)	(2,480)	(10,532)	(7,920)
Funds available for distribution	$38,713	$30,364	$23,136	$27,076	$25,747	$119,288	$104,860
Funds available for distribution per share	$0.39	$0.31	$0.25	$0.29	$0.28	$1.24	$1.13
Dividends paid per share	$0.2000	$0.2000	$0.2000	$0.1938	$0.1938	$0.7938	$0.7725
FFO payout ratio	48%	51%	63%	61%	61%	55%	63%
FAD payout ratio	51%	65%	80%	67%	69%	64%	68%
Diluted weighted average common shs.	98,409	97,811	93,237	92,685	92,578	96,021	92,523

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Unconsolidated Joint Venture Information

The following table details certain information as of and for the year ended December 31, 2011 about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Wisconsin Dells	Wisconsin Dells, Wisconsin	50.0%	265,061	$16.7	$2.1	$12.1

Deer Park Warehouse	Deer Park, Long Island NY	33.3%	29,253	$0.8	$—	$0.8

Deer Park	Deer Park, Long Island NY	33.3%	656,788	$90.3	$5.4	$82.3

Galveston/Houston	Texas City, TX	50.0%	—	$8.7	$—	$—

National Harbor	Washington D.C. Metro Area	50.0%	—	$0.8	$—	$—

RioCan Canada	Various	50.0%	159,391	$30.8	$—	$14.9

Total				$148.1	$7.5	$110.1

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Unconsolidated Joint Venture Information
Summary Balance Sheets (dollars in thousands)

	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	Tanger's Share as of 12/31/11
Assets
Investment properties at cost - net	$344,098	$289,318	$284,076	$285,332	$283,902	$130,705
Cash and cash equivalents	7,582	16,141	15,682	14,697	13,838	3,856
Deferred lease costs, net	14,815	2,840	2,877	3,011	2,563	7,009
Deferred debt origination costs, net	7,566	724	970	1,172	1,427	2,535
Prepaids and other assets	11,687	9,969	8,555	7,349	6,291	4,039
Total assets	$385,748	$318,992	$312,160	$311,561	$308,021	$148,144

Liabilities & Owners' Equity
Mortgages payable	$303,230	$293,534	$293,534	$294,034	$294,034	$110,067
Construction trade payables	2,669	4,958	6,034	4,710	341	920
Accounts payable & other liabilities	27,246	5,378	6,937	4,281	4,810	12,132
Total liabilities	333,145	303,870	306,505	303,025	299,185	123,119
Owners' equity	52,603	15,122	5,655	8,536	8,836	25,025
Total liabilities & owners' equity	$385,748	$318,992	$312,160	$311,561	$308,021	$148,144
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	12/31/11	12/31/10
Revenues	$10,045	$9,488	$9,752	$9,562	$9,691	$38,847	$37,858
Expenses
Property operating	4,742	4,718	4,473	4,101	5,187	18,034	18,172
General & administrative	136	58	(131)	187	(11)	250	455
Impairment charge	900	—	—	—	—	900	—
Depreciation & amortization	3,470	3,534	3,627	3,611	3,635	14,242	14,245
Total expenses	9,248	8,310	7,969	7,899	8,811	33,426	32,872
Operating income	797	1,178	1,783	1,663	880	5,421	4,986
Interest expense	3,146	1,381	4,126	1,803	1,785	10,456	6,947
Net loss	$(2,349)	$(203)	$(2,343)	$(140)	$(905)	$(5,035)	$(1,961)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,896	$1,751	$1,984	$1,912	$1,676	$7,543	$7,151
Net loss	$(742)	$(27)	$(764)	$(32)	$(270)	$(1,565)	$(464)
Depreciation (real estate related)	$1,553	$1,280	$1,336	$1,306	$1,312	$5,475	$5,146

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Debt Outstanding Summary (dollars in thousands)

As of December 31, 2011
	Principal Balance	Stated Interest Rate	Market Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$357,092	Libor + 1.25%		11/10/2015
2015 Senior unsecured notes	250,000	6.15%		11/15/2015
2020 Senior unsecured notes	300,000	6.125%		6/1/2020
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(2,929)
Total unsecured debt	914,163
Secured mortgage debt: (2)
Atlantic City, NJ (including premium of $4,894)	58,721	5.14% - 7.65%	5.05%	11/15/2021 - 12/8/2026
Ocean City, MD (including premium of $375)	19,242	5.24%	4.68%	1/6/2016
Hershey, PA (including premium of $2,165)	33,416	5.17% - 8.00%	3.40%	8/1/2015
Total secured mortgage debt	111,379
Tanger's share of unconsolidated JV debt:
Wisconsin Dells	12,125	Libor + 3.00%	—	12/18/2012
Cookstown (including premium of $142)	14,848	5.10%	4.68%	10/21/2014
Deer Park (3)	82,314	Libor + 3.50 - 5.00%	—	5/17/2014
Deer Park Warehouse (4)	780	8.25%		5/17/2011
Total Tanger's share of unconsolidated JV debt	$110,067

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on November 10, 2015. Facility fees of 25 basis points annually are charged in arrears based on the amount of the commitment.

(2)	Represents mortgages assumed in the acquisitions of various properties that are owned by joint ventures which are consolidated for financial reporting purposes.

(3)
On December 22, 2011, Deer Park closed on the refinancing of the mortgage and mezzanine loans to the joint venture. These loans matured on May 17, 2011 with an aggregate principal amount outstanding totaling $266.9 million, and Deer Park was given notices of default on behalf of various lenders. At the closing, Deer Park made a payment of $20.0 million towards the principal amount of the mortgage bringing the new balance outstanding to $231.9 million. The principal balance on the mezzanine loan remained at $15.0 million. The new interest rates for the mortgage and mezzanine loan are LIBOR plus 3.50% and LIBOR plus 5.00%, respectively. Each of the three partners made an equity contribution to Deer Park prior to closing of $6.4 million. The $20.0 million principal payment was made from a combination of these three contributions totaling $19.2 million and cash available within the Deer Park joint venture. The maturity date of both the construction mortgage and the mezzanine loan is May 17, 2014.

(4)
In June 2008, we, along with our partners in Deer Park, entered into a joint venture to purchase a 29,000 square foot warehouse adjacent to the Deer Park project described above for a total purchase price of $3.3 million. Deer Park Warehouse, in which we have a 33.3% ownership interest, is an unconsolidated joint venture. The interest-only mortgage loan agreement for the warehouse matured on May 17, 2011 and the joint venture did not qualify for the one-year extension option. As a result, the joint venture has accrued interest at a default rate of 8.25% from May 17, 2011 to December 31, 2011, and is currently in negotiations with the lender. As of December 31, 2011, the outstanding principal balance under the warehouse mortgage was $2.3 million. In December 2011, the joint venture recorded an impairment charge of approximately $900,000 to lower the basis of the warehouse to its estimated fair market value.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Future Scheduled Principal Payments (dollars in thousands)

As of December 31, 2011
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2012	$2,563	$13,079	$15,642
2013	4,633	310	4,943
2014	3,599	96,536	100,135
2015	639,431	—	639,431
2016	30,279	—	30,279
2017	3,004	—	3,004
2018	3,179	—	3,179
2019	3,365	—	3,365
2020	303,561	—	303,561
2021	5,788	—	5,788
2022 & thereafter	21,635	—	21,635
	$1,021,037	$109,925	$1,130,962
Net Premiums on Debt	4,505	142	4,647
	$1,025,542	$110,067	$1,135,609
Senior Unsecured Notes Financial Covenants (1)

As of December 31, 2011
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	47%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	5%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	209%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.38	Yes

(1)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/11